                                                                   EXHIBIT 4.1

                                                              COMMON STOCK

    NUMBER                                                       SHARES
US                          U.S. HOME & GARDEN INC.

                            A DELAWARE CORPORATION
                                                             CUSIP 902939 10 7

                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

THIS
CERTIFIES
THAT




is the
owner of


             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                         $.001 PAR VALUE PER SHARE, OF

                           U.S. HOME & GARDEN INC.

(the "Company"), transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The holder hereof accepts said shares of common stock with notice of and subject to, the provisions of the Company's Certificate of Incorporation and Bylaws and all amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:
                                                 COUNTERSIGNED AND REGISTERED:
                                                   NORTH AMERICAN TRANSFER CO.
                                                         FREEPORT, N.Y.

                                                                TRANSFER AGENT
                                                                 AND REGISTRAR

                                                 BY:

                                                          AUTHORIZED SIGNATURE



 /s/ Maureen Kassel                SEAL                  /s/ Robert L. Kassel

          SECRETARY                                                 PRESIDENT
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    The Company is authorized to issue more than one class of stock. A statement of the powers, designations, preferences, and the relative, participating, optional or other rights of each class and series of stock and the qualifications, limitations or restrictions thereon will be provided without charge to each stockholder upon request to the Company.

    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM--as tenants in common                              UNIF GIFT MIN ACT--..........Custodian...........
  TEN ENT--as tenants by the entireties                                           (Cust)             (Minor)
  JT TEN --as joint tenants with right of survivorship                          under Uniform Gifts to Minors
           and not as tenants in common                                         Act........
                                                                                   (State)

    Additional abbreviation may also be used though not in the above list.

For value received                         hereby sell, assign and transfer unto
                  -------------------------

Please insert Social Security or other
identifying number of assignee, if any

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Please print or typewrite name and address including postal zip code of assignee

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Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

                                   Signature:

                                   --------------------------------------------
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the
                                   face of the Certificate, in every particular
                                   without alteration or enlargement, or any
Date:                              change whatever.
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